                                 EXHIBIT  1.1

       FORM OF PROPOSED AGENCY AGREEMENT BETWEEN CHESTER BANCORP, INC.,
             CHESTER SAVINGS BANK, FSB AND EVEREN SECURITIES, INC.

                             Chester Bancorp, Inc.
                           (a Delaware corporation)
                    2,012,500 Shares (Anticipated Maximum)
                                 Common Stock
                          (Par Value $.01 Per Share)

                               AGENCY AGREEMENT



                                             May __, 1996



EVEREN Securities, Inc.
77 West Wacker Drive
Chicago, Illinois 60601-1994

Gentlemen:

     Chester Bancorp, Inc., a Delaware corporation (the "Company"), and Chester Savings Bank, F.S.B., a federally chartered mutual savings bank (whether in mutual or stock form, the "Bank"), hereby confirm their agreement with EVEREN Securities, Inc. ("EVEREN Securities," "Agent" or "you"), as follows:

Introductory
- ------------

     The Bank is in the process of converting from a federally chartered savings bank in mutual form to a federally chartered savings bank in stock form in accordance with a plan of conversion adopted by its Board of Directors on March 12, 1996 (the "Plan"). Pursuant to the Plan: (i) the Bank will be converted from a federally chartered savings bank in mutual form to a federally chartered savings bank in stock form; (ii) all to-be-issued and outstanding stock of the Bank will be sold to the Company, which has been formed by the Bank to become the holding company for the Bank; (iii) the Company will issue and sell its common stock in a subscription and community offering which is described in the Plan; and (iv) subsequently (a) the Bank in stock form will convert from a federally chartered stock savings bank to a national bank under the name "Chester National Bank" (the "Converted Bank") and (b) the Bank's Missouri branch's assets will be purchased and its liabilities assumed by a de novo. bank subsidiary of the Company under the name "Chester National Bank of Missouri" (the "De Novo Bank"). Collectively, these transactions are referred to herein as the "Conversion." The Bank has filed an application for (i) approval of the Plan and the Conversion (the "Conversion Application") with the Office of Thrift Supervision (the "OTS") in the form required by 12 C.F.R. Chapter V, Subchapter D "Regulations Applicable to all Savings Institutions" (the "Savings Institutions Regulations"); (ii) a Conversion Application with the Office of the Comptroller of the Currency
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(the "OCC") for the conversion of the Bank to the Converted Bank; (iii) an application to the OCC to charter the De Novo Bank; (iv) an application with the OCC to acquire assets and assume the liabilities of the Bank's Missouri branch by the De Novo Bank; and (v) an insurance of accounts application with the Federal Deposit Insurance Corporation (the "FDIC") to obtain deposit insurance for the De Novo Bank. The Company has filed an Application on Form H-(e)-1 or H-
(e)1-S with the OTS for permission to acquire the capital stock of the Bank (the "Holding Company Application"), and a FR Y-3 application (the "Y-3 Application") with the Board of Governors of the Federal Reserve (the "FRB") for approval of the Company to maintain control of the Converted Bank and to acquire control of the De Novo Bank.

     The Company has authorized capital of 3,100,000 shares of capital stock of which 3,000,000 shares are common stock, par value $.01 per share (the "Common Stock"), and 100,000 shares are preferred stock, $.01 par value per share. In accordance with the Plan, the Company is offering 2,012,500 shares (anticipated maximum) of the Common Stock (the "Shares"), in a subscription offering (the "Subscription Offering") in the following order of priority: (1) holders of deposit accounts as of January 15, 1995 ("Eligible Account Holders"); (2) the Bank's tax-qualified Employee Stock Ownership Plan (the "ESOP"); (3) holders of deposit accounts as of March 31, 1996 ("Supplemental Eligible Account Holders");
(4) depositors of the Bank as of the Voting Record Date and borrowers of the Bank with loans outstanding as of ______________ which continue to be outstanding as of the Voting Record Date ("Other Members"). In addition, the ESOP shall have a first priority subscription right to the extent that the number of shares of Common Stock sold in the Conversion exceeds the maximum of the Estimated Valuation Range (as defined in the Prospectus). Concurrently therewith, subject to the prior rights of holders of subscription rights, the Company is offering for sale in a community offering to members of the general public to whom a copy of the Prospectus and Stock Order Form are delivered (the "Community Offering" and, when referred to together with the Subscription Offering, the "Subscription and Community Offering"), the Shares of Common Stock not so subscribed for in the Subscription Offering with a preference to natural persons who are permanent residents of Randolph, Perry or Jackson Counties, Illinois, or Perry County, Missouri. It is further acknowledged that the Bank and the Company may reject any orders in the Community Offering.

     Any subscription funds received by EVEREN Securities or other broker-dealers under a selected dealers' agreement ("Selected Dealers' Agreement") in the Community Offering shall be transmitted (either by U.S. Mail or similar type of transmittal) to the Bank by 12:00 Noon, Central time, of the following business day for deposit in the special interest-bearing accounts referred to in
Section 5(r) hereof. In addition, to the extent that EVEREN Securities desires to solicit indications of interest from its customers, EVEREN Securities will subsequently (i)
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contact any customer indicating interest to confirm the interest and give instructions to execute and return an order form or to receive authorization to execute the order form on a customer's behalf, (ii) mail acknowledgments of receipt of orders to each customer confirming interest on the business day following such confirmation, (iii) debit accounts of such customers on the fifth business day (the "Debit Date") following receipt of the confirmation referred to in (i), and (iv) forward completed order forms together with such funds to the Bank on or before 12:00 Noon, Central time on the next business day following the Debit Date for deposit in the special interest-bearing account referred to in Section 5(r) hereof.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-1 (File No. 33-_____) (the "Registration Statement") containing a Prospectus relating to the Subscription and Community Offering (the "Prospectus") for the registration of the Shares under the Securities Act of 1933, as amended (the "1933 Act"), and has filed such amendments thereto, if any, and such amended Prospectuses as may have been required as of the date hereof. The Prospectus, as amended, on file with the Commission at the time the Registration Statement initially becomes effective is hereinafter called the "Prospectus," except that if the Company files a Prospectus pursuant to Rule 424 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") which differs from the Prospectus on file at the time of the Registration Statement initially becomes effective, or if the Company files an amendment to the Registration Statement subsequent to the time it initially becomes effective and such amendment contains a Prospectus which differs from the Prospectus on file at the time the Registration Statement initially became effective, the term "Prospectus" shall refer to the Prospectus filed pursuant to Rule 424 or contained in such amendment to the Registration Statement from and after the time said Prospectus is filed with or transmitted to the Commission for filing.

     Any terms not expressly defined herein shall have the same definition and meaning as is set forth in the Plan.

SECTION 1.  Appointment of Agent; Compensation to the Agent
            -----------------------------------------------

     Subject to the terms and conditions herein set forth, the Bank and the Company hereby appoint EVEREN Securities as their exclusive marketing agent to consult with and advise the Bank and the Company, and to solicit subscriptions for the Shares on behalf of the Bank and the Company, in connection with the Company's offering of the Shares in the Subscription and Community Offering. On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, EVEREN Securities accepts such appointment and agrees to consult with and advise the Bank and the Company as to the
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matters set forth in EXHIBIT A attached hereto and agrees to use its best efforts to solicit subscriptions for Shares in accordance with this Agreement; provided, however, that the Agent shall not be responsible for obtaining subscriptions for any specific number of Shares, shall not be required to purchase any Shares and shall not be obligated to take any action which is inconsistent with all applicable laws, regulations, decisions or orders or decrees, directives, agreements or memoranda of or with any court, regulatory body, administrative agency, or other government body. Shares will be offered hereunder by means of order forms ("Order Forms"), the form of which is set forth as Exhibit 99.1 to the Registration Statement. The Company, the Bank and EVEREN Securities may jointly determine that EVEREN Securities may also assemble and manage a selling group of broker-dealers, all of which will be members of the National Association of Securities Dealers, Inc. (the "NASD") to participate in the solicitation of subscriptions for the Shares on a "best efforts" basis under a Selected Dealers' Agreement, the form of which is set forth as EXHIBIT B to this Agreement. In the event that the Company and the Bank wish to make an underwritten public offering of any Shares remaining unsubscribed following completion of the Subscription and Community Offering, immediately prior to or at the time the final prospectus becomes effective, EVEREN Securities would intend to enter into a "firm commitment" underwriting agreement to offer the remaining unsubscribed Shares to the public. The "firm commitment" would be contingent upon the absence of material adverse developments and such other conditions as shall be contained in a separate underwriting agreement.

     In addition to the nonrefundable retainer of $15,000 previously paid to the Agent and the expenses specified in Sections 6, 7 and 8 hereof, as compensation for the Agent's services under this Agreement, the Company and the Bank will pay the following fees to the Agent:

     (a)  A completion fee of $200,000;

     (b) In the event the Company, the Bank and EVEREN Securities jointly agree to utilize an assisting broker structure, to any registered broker or dealer employed by EVEREN Securities or a selected dealer who is indicated on an Order Form presented to the Company and the Bank as having assisted the purchaser in the Subscription and Community Offering, an Assisting Broker's Fee (as defined below) equal to 5.0% (consisting of a 1.5% management fee to EVEREN Securities and a 3.5% sales commission to the broker) of the aggregate Actual Purchase Price (as defined below) of the Shares sold in such manner. The management fees pursuant to this subparagraph (b) shall be credited against the fee in subparagraph (a) above. For purposes of this paragraph, "Assisting Broker's Fee" is defined as the fee to be paid to any registered broker or dealer (including EVEREN Securities) who has participated in the solicitation of purchase orders for the Shares pursuant to a Selected Dealers' Agreement in the
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form attached as Exhibit B to this Agreement, entered into by such broker or dealer with EVEREN Securities and who is indicated on an executed Order Form or supplement thereto presented to the Company or Association as having assisted the purchaser in the Subscription and Community Offering, and "Actual Purchase Price" is defined as the per share price at which the Shares are ultimately sold in the Conversion; and

     (c) In the event the Company, the Bank and EVEREN Securities jointly agree to conduct an underwritten public offering of the Shares not sold in the Subscription and Community Offering, a percentage of the aggregate Actual Purchase Price of the Shares sold in any underwritten public offering to be specified in the underwriting agreement, if any, which percentage is currently estimated to be 7.0%. The Company and the Bank shall grant to EVEREN Securities an option, for the purpose of covering overallotments in the sale of unsubscribed Shares in the underwritten public offering, to acquire up to 15% of the anticipated maximum number of Shares offered in the Subscription and Community Offering at the same price as to be specified in the underwriting agreement, if any, exercisable for a period of thirty days after the underwritten public offering is commenced.

     The compensation specified above shall be payable to the Agent in same day funds on the Closing Date (as defined in Section 2 hereafter). The Bank and the Company agree to reimburse the Agent for the costs and expenses specified in Sections 6, 7 and 8 hereof, to the extent such costs and expenses are incurred by the Agent.

     The appointment of the Agent hereunder shall terminate upon termination of the Subscription and Community Offering and satisfaction of the obligations of the Bank and the Company pursuant to this Agreement.


SECTION 2.  Closing Date; Release of Funds and Delivery of Certificates
            -----------------------------------------------------------

     If all conditions precedent to the consummation of the Conversion are satisfied (including the conditions in Section 9 hereof), the Company agrees to issue or have issued the Shares sold in the Subscription and Community Offering and to release for delivery certificates for such Shares on the Closing Date (as hereinafter defined) against payment therefor by release of funds from the special interest-bearing accounts referred to in Section 5(r) hereof and by the authorized withdrawal of funds from deposit accounts of Eligible Account Holders, Supplemental Eligible Account Holders and Other Members in accordance with the Plan; provided, however, that no such funds shall be released to the Company or withdrawn until the conditions specified in Section 9 hereof shall have been complied with to the reasonable satisfaction of the Agent and
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its counsel. Such release, withdrawal and payment shall be made at the Closing
Date, at 10:00 a.m. Central time, on a business day and at a place selected by the Agent, on at least two business days' prior notice to the Company and the Bank and no more than ten business days after the later of the expiration of the Subscription and Community Offering, as extended, the solicitation of purchase orders for shares under the Selected Dealers' Agreement, or such other time or place as shall be agreed upon by the Agent, the Bank and the Company. Certificates for Shares shall be delivered directly to the purchasers thereof or in accordance with their directions. The hour and date upon which the Company shall release or deliver the Shares sold in the Subscription and Community Offering, in accordance with terms hereof, are herein called the "Closing Date."


SECTION 3.  Subscription and Community Prospectus; Subscription and Community
            -----------------------------------------------------------------
     Offering
     --------

     The anticipated maximum number of Shares to be offered in the Subscription and Community Offering and the subscription price is as set forth on the cover page of the Prospectus. The total number of Shares may be increased or decreased from the maximum by the Company after notification of the Agent, subject to limitations set forth in the Plan and the Prospectus.


SECTION 4.  Representations and Warranties
            ------------------------------

     The Company and the Bank jointly and severally represent and warrant to the Agent as follows:

     (a) The Registration Statement was declared effective by the Commission on ______________, 1996. At the time the Registration Statement became effective, the Registration Statement complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the Registration Statement, any preliminary or final Prospectus, any Blue Sky Application and any Sales Document (as such terms are defined previously herein or in Section 7 hereof) authorized by the Company or the Bank for use in connection with the Subscription and Community Offering did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and at the time any Prospectus was filed with or mailed to the Commission for filing and at the Closing Date referred to in Section 2, the Registration Statement, any preliminary or final Prospectus, any Blue Sky Application or any Sales Document (as such terms are defined
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previously herein or in Section 7 hereof) authorized by the Company or the Bank for use in connection with the Subscription and Community Offering will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, provided, however, that the representations and warranties in this Section 4(a) shall not apply to statements in or omissions from such Registration Statement, Prospectus or Sales Document made in reliance upon and in conformity with information furnished in writing to the Company or the Bank by the Agent expressly regarding the Agent for use in the Prospectus or Sales Document, which information solely consists of the disclosure included in the Prospectus as the first paragraph under the caption "The Conversion -- Plan of Distribution for the Subscription, Direct Community and Public Offerings."

     (b) The Bank has filed the Conversion Application with the OTS for approval of the Plan and the Conversion in the form required by the Regulations of the OTS and has published and posted notice of the adoption of the Plan and the filing of the Conversion Application in the form and manner required by the OTS. The Plan complies with the Savings Institutions Regulations and all applicable rules, decisions and orders thereunder. The Conversion Application has been approved by the OTS in accordance with the Savings Institutions Regulations, and no order has been issued by, or to the best knowledge of the Company and the Bank is pending before, the OTS to deny, prevent, suspend or revoke such approval. At the time of approval by the OTS, the Conversion Application was complete and accurate in all material respects, and the Company and the Bank are not aware of any developments that would cause such Application not to be complete and accurate in all material respects. The Prospectus and the proxy statement for the solicitation of proxies from members for the special meeting to approve the Plan (the "Proxy Statement") comply in all material respects with the requirements, except as waived or modified by the OTS, of and have been approved for use by the OTS to the extent required by the Savings Institutions Regulations, provided, however, that the representations and warranties in this Section 4(b) shall not apply to statements in or omissions from such Prospectus or Proxy Statement made in reliance upon and in conformity with information furnished in writing to the Company or the Bank by the Agent expressly regarding the Agent for use in the Prospectus or Proxy Statement, which information consists solely of the disclosure included in the Prospectus as the first paragraph under the caption "The Conversion--Plan of Distribution for the Subscription, Direct Community and Public Offerings."

     (c) The Company has filed the Holding Company Application with the OTS to permit the Company to acquire all of the issued and outstanding capital stock of the Bank and has published notice of such Application in the form and manner prescribed by the OTS. The Holding Company Application has been approved by the OTS, and no order has been issued by, or to
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the best knowledge of the Company and the Bank is pending before, the OTS to deny, prevent, suspend or revoke such approval of such application. The Holding Company Application was complete and accurate in all material respects at the date of approval, and the Company and the Bank are not aware of any developments that would cause such Application not to be complete and accurate in all material respects.

     (d) The Bank has filed the OCC Conversion Application, the OCC Purchase and Assumption Application and the OCC De Novo Application in the form required by the OCC. The OCC Conversion Application, OCC Purchase and Assumption Application and OCC De Novo Application comply with the Banking Act and applicable OCC rules, regulations, decisions, and orders. Each of the OCC Conversion Application, OCC Purchase and Assumption Application and OCC De Novo Application has been approved by the OCC, and no order has been issued by, or to the best knowledge of the Bank is pending before the OCC to deny, prevent, suspend or revoke such approvals. At the time of approval by the OCC, each of the OCC Conversion Application, OCC Purchase and Assumption Application and the OCC De Novo Application was complete and accurate in all material respects and the Bank is not aware of any developments that would cause any of the OCC Conversion Application, OCC Purchase and Assumption Application, or OCC De Novo Application not to be complete and accurate in all material respects, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading.

     (e) The Company has filed a bank holding company application on Form FR Y-3 (the "Y-3 Application") with the FRB. The Y-3 Application complies with the Bank Holding Company Act and with applicable rules, regulations, decisions and orders promulgated by the FRB. The Y-3 Application has been approved by the FRB in accordance with its regulations, and no order has been issued by or to the best knowledge of the Bank is pending before the FRB to deny, prevent, suspend or revoke such approval. At the time of approval by the FRB, the Y-3 Application was complete and accurate in all material respects, and the Bank is not aware of any developments that would cause the Y-3 Application not to be complete and accurate in all material respects, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading.

     (f) The Bank has filed with the FDIC an application to obtain insurance for the deposit accounts of the De Novo Bank (the "FDIC Insurance Application"). The FDIC Insurance Application complies in all material respects with the Federal Deposit Insurance Act and the FDIC Rules and Regulations for FDIC-insured institutions. The FDIC has approved the FDIC
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Insurance Application, and no order has been issued by, or to the best knowledge of the Bank is pending before the FDIC to deny, prevent, suspend or revoke such approval. At the time of approval by the FDIC, the FDIC Insurance Application was complete and accurate in all material respects, and the Bank is not aware of any developments that would cause the FDIC Insurance Application not to be complete and accurate in all material respects, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading.

     (g) At the Closing Date referred to in Section 2 hereof, the Company and the Bank will have complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date under the Agreement, the Plan, the Holding Company Application, the OCC Conversion Application, OCC Purchase and Assumption Application, OCC De Novo Application, Y-3 Application, and FDIC Insurance Application, and the applicable regulations, and all other applicable laws (including state Blue Sky laws), regulations, decisions and orders, directives, agreements and memoranda of or with any court, regulatory body, administrative agency or other government body, including all terms, conditions, requirements and conditions precedent to the Conversion imposed upon the Company or the Bank by the Commission, the OTS, OCC, FRB, FDIC, or any other regulatory authority. As of the date hereof, to the best of the Bank's knowledge, no person has sought or intends to obtain review of the final action of the OTS in approving the Plan, the final action of the OTS in approving the Holding Company Application, the final action of the OCC in approving the OCC Conversion Application, OCC Purchase and Assumption Application, OCC De Novo Application, the final action of the FRB in approving the Y-3 Application, or the final action of the FDIC in approving the FDIC Insurance Application.

     (h) No order has been issued by the Commission, the OTS, OCC, FRB, FDIC, or any other state regulatory or Blue Sky authority preventing or suspending the use of the Prospectus, and no action by or before any such government entity to revoke any approval, authorization or order of effectiveness related to the Conversion is pending or, to the best of the Bank's knowledge, threatened.

     (i) At the time of the approval of the Conversion Application and the Plan by the OTS (including any amendment or supplement thereto) and at all times subsequent thereto until the Closing Date, the Conversion Application and the Plan will comply in all material respects with the then-applicable provisions of the Savings Institutions Regulations. The Bank will file with the OTS promptly after the date of the meeting at which the Plan is adopted by the members of the Bank a certified copy of the minutes of the meeting at which the Plan was adopted and any
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additional information pertaining to the Plan that the OTS requires. The
Prospectus contained in the Conversion Application (including any amendments or supplements thereto) will comply in all material respects with the Savings Institutions Regulations, as well as the 1933 Act and the 1933 Act Regulations, at the time of the approval of the Prospectus by the OTS, at the time of the effectiveness with the Commission and at all times thereafter up to and including the Closing Date. The Conversion Application, including the Prospectus contained therein, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that the representations and warranties in this Section 4(f) shall not apply to statements in or omissions from the Prospectus included in the Conversion Application made in reliance upon and in conformity with information furnished in writing to the Company or the Bank by the Agent expressly regarding the Agent for use in the Prospectus, which information consists of the disclosure included in the Prospectus as the first paragraph under the caption "The Conversion--Plan of Distribution for the Subscription, Direct Community and Public Offerings."

     (j) KPMG Peat Marwick LLP, and Kerber, Eck & Braeckel LLP, the firms which certified the financial statements included in the Registration Statement and the Prospectus and the Conversion Application, are, in respect to the Company and the Bank, independent certified public accountants within the meaning of the Code of Professional Conduct of the American Institute of Certified Public Accountants and the published rules and regulations of the OTS, the FDIC and the Commission.

     (k) RP Financial, LC., the firm which prepared the appraisal report described in the Registration Statement and the Prospectus (the "Appraisal"), was not employed on a contingent basis and will not receive any interest in the Company or the Bank in connection with the Subscription and Community Offering. All financial and other information supplied to the Appraiser for use in preparing the Appraisal was and is complete and accurate in all material respects.

     (l) The financial statements (including the schedules and the notes related thereto) included in the Registration Statement and the Conversion Application, and which are part of the Prospectus, present fairly the financial condition, consolidated results of operations, equity and cash flows of the Bank and its wholly owned subsidiary, at and for the dates indicated and the periods specified and comply as to form in all material respects with all applicable accounting requirements, including the Savings Institutions Regulations, the 1933 Act, the 1933 Act Regulations (including Commission Regulation S-X) and generally accepted accounting principles consistently applied, except as otherwise noted therein. Said financial statements have
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been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as otherwise noted therein, and are consistent in all material respects with the most recent financial statements and other reports filed by the Bank with the OTS or FDIC, except that accounting principles employed in such filings conform to requirements of such authorities and not necessarily to generally accepted accounting principles. The other financial, statistical, and pro forma information and related notes included in the Prospectus present fairly in all material respects the information shown therein on a basis consistent with the audited financial statements of the Bank included in the Prospectus, and, as to the pro forma adjustments, the adjustments made therein have been properly applied on the basis described therein.

     (m) Since the respective dates as of which information is given in the Registration Statement and Prospectus, except as may otherwise be stated therein: (i) there has not been any material change, financial or otherwise, in the condition of the Company or the Bank, considered as one enterprise, or in the earnings, capital, properties, or business affairs of the Bank or the Company, whether or not arising in the ordinary course of business, (ii) there has not been any material increase in the long-term debt of the Bank, nor has the Bank issued any securities or incurred any liability or obligation for borrowing other than in the ordinary course of business, consistent with past practices, (iii) there have not been any material transactions entered into by the Company or the Bank, except with respect to the Bank those transactions entered into in the ordinary course of business, consistent with past practices;
(iv) the capitalization, liabilities, assets, properties and business of the Company and the Bank conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus; (v) there has not been any material increase in the aggregate dollar amount of the Bank's criticized assets, loans more than 60 days past due or placed on the Bank's watchlist, real estate acquired by foreclosure, by deed-in-lieu of foreclosure or deemed in-substance foreclosure, or any material decrease in the equity or total assets of the Bank; (vi) there has not been any material adverse change in the aggregate amount of the Bank's deposits; (vii) there has not been a material increase in the Bank's liability for borrowed money; (viii) there has not been a material increase in the aggregate amount of the Bank's fixed-rate mortgage loans and investment securities with a remaining term to maturity in excess of seven years; and (ix) there has been no material adverse change in the Bank's insurance coverage including, without limitation, cancellation or other termination of the Bank's fidelity bond or any other type of insurance coverage. Neither the Company nor the Bank has any material liability or any kind, contingent or otherwise, except as set forth in the Registration Statement and the Prospectus.

     (n) The Bank is now a duly organized and validly existing federally chartered savings bank in mutual form of organization and upon consummation of the Conversion will become a
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duly organized and validly existing federally-chartered savings bank in stock form of organization; upon completion of the Bank Conversion the Converted Bank shall be a duly organized and validly existing national bank and upon completion of the De Novo Bank organization, the De Novo Bank shall be a duly organized and validly existing national bank, in all instances duly authorized to conduct its business and own its property as described in the Registration Statement and the Prospectus; the Company and the Bank have obtained all licenses, permits and other governmental authorizations currently required for the conduct of their respective business, except where failure to obtain such licenses, permits or authorizations would not have a material impact on the business or operations of the Company or the Bank, as the case may be; all such licenses, permits and governmental authorizations currently are in full force and effect, and the Company and the Bank are in all material respects complying with all laws, rules, regulations, decisions, decrees, orders, directives, agreements and memoranda of or with any court, regulatory body, administrative agency or other government body applicable to the operation of their respective businesses; and the Bank is in good standing with the OTS, the FDIC and the Federal Home Loan ("FHLB") of Chicago, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which its ownership of property or leasing of properties or the conduct of its business requires such qualification, unless the failure to be so qualified in one or more such jurisdictions, either individually or in the aggregate, would not have a material adverse effect on the condition, financial or otherwise, or the business, operations or income of the Bank. The Bank does not own, directly or indirectly, equity securities or any equity interest in any other business enterprises. Upon completion of the sale by the Company of the Shares as contemplated by the Prospectus, (i) the Bank will be converted pursuant to the Plan to a federally chartered stock savings bank, (ii) all of the issued and outstanding capital stock of the Bank will be owned by the Company free and clear of any liens, encumbrances, claims or other restrictions, and (iii) the Company will have no direct subsidiaries other than the Bank. Immediately following the consummation of the stock conversion, the Bank will convert to a national bank charter and the Company will form the De Novo Bank. Following the Bank Conversion, the Company shall have no subsidiaries other than the Bank and the De Novo Bank. The Conversion will have been effected in all material respects in accordance with all applicable statutes, regulations, decisions and orders (except to the extent waived or modified in writing by the OTS, OCC, FRB or FDIC); and, except with respect to the filing of certain post-sale conversion reports and documents in compliance with the OTS's resolutions or letters of approval, all terms, conditions, requirements and provisions with respect to the Conversion imposed by the Commission, the OTS, OCC, FRB, and/or the FDIC, if any, will have been complied with by the Company and the Bank in all material respects, or appropriate waivers will have been obtained, and all notice and waiting periods will have been satisfied, waived or elapsed.

Everen Securities, Inc.
May ___, 1996
Page 13

     (o) The Bank is a member in good standing of the FHLB of Chicago. The deposit accounts of the Bank are insured by the Savings Association Insurance Fund (the "SAIF") as administered by the FDIC up to the maximum amount allowed under law. Upon consummation of the Conversion, the liquidation account for the benefit of Eligible Account Holders will be duly provided for in accordance with the requirements of the Savings Institutions Regulations.

     (p) Upon consummation of the Conversion, the authorized, issued and outstanding equity capital of the Company will be within the range set forth in the Registration Statement and the Prospectus under the caption "Capitalization" and, no shares of Common Stock or other equity securities of the Company have been or will be issued and outstanding prior to the Closing Date referred to in
Section 2; the Shares will have been duly and validly authorized for issuance and, when issued and delivered by the Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan and in the Prospectus, will not violate any preemptive rights, except as disclosed in the Prospectus, and will be duly and validly issued and fully paid and nonassessable; the voting power, designation, preferences and other rights of the Shares and the manner in which the Shares will be issued will conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus. Upon the issuance of the Shares, good title to the Shares will be transferred from the Company to the purchasers thereof against payment therefor free and clear of all liens, claims and encumbrances created or suffered to be created by the Company.

     (q) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus. The Company is qualified to do business as a foreign corporation in the States of Illinois and Missouri, and in each jurisdiction in which the conduct of its business or its ownership of properties requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company and the Bank taken as a whole.

     (r) As of the date hereof and as of the Closing Date, neither the Company nor the Bank is in violation of their respective certificate of incorporation, charter or bylaws (and the Bank will not be in violation of its charter or bylaws in capital stock form upon consummation of the Conversion or upon completion of its Conversion to a national bank charter); the consummation of the Conversion, the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated have been duly and validly authorized by all necessary corporate action on the part of the Company and the Bank and this Agreement has been validly executed and delivered by the Company and the Bank and is the valid, legal and

Everen Securities, Inc.
May ___, 1996
Page 14

binding agreement of the Company and the Bank enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or the rights of creditors of savings associations insured by the FDIC, and subject, as to the enforcement of remedies, to general equity principles, and except as the rights of indemnification and contribution may be limited under applicable law or public policy. The consummation of the transactions herein contemplated will not: (i) conflict with or constitute a breach of, or default under, the respective certificate of incorporation, charter or bylaws of the Company or the Bank (in either mutual to stock form); (ii) conflict with, result in a breach of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under any contract, lease or other instrument to which the Company or the Bank is a party or in which the Company or the Bank has a beneficial interest which would in any such case have a material adverse effect on the business, operations or financial condition of the Company and the Bank taken as a whole; (iii) violate any authorization, approval, judgment, decree, order, statute, rule or regulation or any directive, agreement or memoranda of or with any court, regulatory body, administrative agency or other government body applicable to the Company or the Bank, which would in any such case have a material adverse effect on the business, operations or financial condition of the Company and the Bank taken as a whole; or (iv) with the exception of the liquidation account provided for in the Conversion, result in the creation of any material lien, charge or encumbrance upon any property of the Company or the Bank.

     (s) The Company and the Bank have all such power, authority, authorizations, approvals and orders as may be required to enter into this Agreement, to carry out the provisions and conditions hereof and to issue and sell the capital stock of the Bank and the Shares as provided in the Plan and as described in the Registration Statement and the Prospectus, subject to the satisfaction of any conditions to approval of the Plan or the Conversion Application, to the approval of the Holding Company Application by the OTS, to the approval of the OCC to the OCC Conversion Application, OCC Purchase and Assumption Application, and the OCC De Novo Application, the FDIC Insurance Application, and to the FRB approval of the Y-3 Application, and except as may be required under the Blue Sky laws of the various states.

     (t) The Company and the Bank have good and marketable title to all properties and assets which are material to the business of the Company and the Bank and to those properties and assets described in the Registration Statement and the Prospectus as owned by them, free and clear of all materials liens, claims, encumbrances or restrictions, except as are described in the Registration Statement and the Prospectus, and all of the leases and subleases material to the business of the Company and the Bank under which the Company or the Bank hold properties,

Everen Securities, Inc.
May ___, 1996
Page 15

including those described in the Registration Statement and the Prospectus, are valid and binding leases in full force and effect. There has been no unlawful storage, treatment or disposal of waste by the Company, the Bank or any Subsidiary (or any of their predecessors-in-interest) at any of the facilities owned thereby or, to the best knowledge of the Company and the Bank at any properties serving as collateral for the liens made by the Company or the Bank, except for such violations which would not have a material adverse effect on the business, operations or financial condition of the Company, the Bank and the Subsidiary taken as a whole; there has been no material spill, discharge, leak, emission, ejection, escape, dumping or release of any kind onto the properties owned by the Company, the Bank or the Subsidiary or, to the best knowledge of the Company and the Bank at any properties serving as collateral for liens made by the Company or the Bank, or into the environment surrounding those properties, of any toxic or hazardous substance as defined under any federal, state or local regulations, laws or statutes, except for those releases permissible under such regulations, laws or statutes or otherwise allowable under applicable permits and except for such releases which would not have a material adverse effect on the business, operations or financial condition of the Company, the Bank and the Subsidiary taken as a whole.

     (u) The Company and the Bank are not in violation of any directive from the Commission, the FDIC, the OTS or any other agency to make any material change in the method of conducting their businesses so as to comply in all material respects with all applicable statutes and regulations (including, without limitation, regulations, decisions, directives and orders of the Commission, the FDIC and the OTS); the Company and the Bank have conducted and are conducting their respective businesses so as to comply in all material respects with all applicable statutes and regulations; and, except as set forth in the Registration Statement and the Prospectus, there is no suit or proceeding or charge, investigation or action before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of the Company or the Bank, threatened which might materially and adversely affect the Conversion, the performance of this Agreement or the consummation of the transactions contemplated in the Plan or described in the Registration Statement and the Prospectus, or which might result in any material adverse change in the condition (financial or otherwise), earnings, capital, properties, or business affairs of the Company or the Bank or which would materially affect their properties and assets.

     (v) The Company and the Bank are in compliance in all material respects with the applicable financial record-keeping and reporting requirements of the Currency and Foreign Transaction Reporting Act of 1970, as amended, and the regulations and rules thereunder.

Everen Securities, Inc.
May ___, 1996
Page 16

     (w) As of the Closing Date, the Bank and the Company shall have conducted the Conversion in all material respects in accordance with the Plan and all other applicable laws and regulations and in the manner described in the Registration Statement and the Prospectus.

     (x) The Bank has received an opinion of Breyer & Aguggia with respect to the federal, and from Bryan Cave LLP with respect to the state, income tax consequences of the Conversion of the Bank from mutual to stock form, the acquisition of the capital stock of the Bank by the Company, the sale of the Shares, and the Bank Conversion, the facts and representations upon which such opinions are based are truthful, accurate and complete, and neither the Bank nor the Company will take any action inconsistent therewith.

     (y) No default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default, on the part of the Company or the Bank in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, note, bank loan or credit agreement or any other obligation, instrument or agreement to which the Company or the Bank is party or by which any of them or any of their respective properties is bound or affected in any respect which, in any such case, is material to the Company or the Bank; no other party to any such agreement has instituted or, to the knowledge of the Company or the Bank, threatened any action or proceeding wherein the Company or the Bank would or might be alleged to be in default thereunder which, if decided adversely, would have a material adverse effect on the business, operations, or financial condition of the Company or the Bank taken as a whole.

     (z) No consent, approval, authorization or order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Savings Institutions Regulations, the laws under which the Savings Institutions Regulations are promulgated, the Bank Holding Company Act and regulations promulgated thereunder, the Banking Act of 1933 and the regulations promulgated thereunder, and the Federal Deposit Insurance Act, the state securities laws applicable to the offering of the Shares, the clearance of such offering with the NASD, and compliance with the registration provisions of the 1933 Act.

     (aa) Except when extensions have been permitted, the Company and the Bank have filed all federal, state, local and foreign income and franchise tax returns required to be filed and have made timely payments of all taxes due and payable in respect to such returns, no deficiency has been asserted with respect thereto by any taxing authority, and no taxing authority has requested that the Company or the Bank waive any applicable statute of limitation with respect to a return

Everen Securities, Inc.
May ___, 1996
Page 17

previously filed; the Company and the Bank have no knowledge of any tax deficiency which has been asserted or threatened against the Company or the Bank which could materially adversely affect their respective businesses or operations.

     (bb) None of the Company, the Bank or, to the best knowledge of the Company and the Bank, any employee of the Bank has made any payment of funds of the Company or the Bank as a loan for the purchase of the Shares, except with respect to the ESOP, or made any other payment of funds prohibited by law, and no funds have been set aside to be used for any payment prohibited by law.

     (cc) Prior to the Conversion, the Bank was not authorized to issue shares of capital stock, and neither the Bank nor the Company has: (i) placed any securities within the last 18 months (except for notes to evidence other bank loans and reverse repurchase agreements or other liabilities, to the extent that such notes may be considered securities); (ii) since December 31, 1994 had any material dealings with any member of the NASD or any person related to or associated with such member other than discussions and meetings relating to the proposed transactions contemplated hereby and routine purchases and sales U.S. government and other securities; (iii) entered into a financial or management consulting agreement, except as contemplated hereunder and except for the engagement letter with the Agent, dated January 3, 1996; or (iv) engaged an intermediary between the Agent and the Company or the Bank in connection with the offering of Common Stock, and no person is being compensated in any manner for such service.

     (dd) The Company is not required to be registered under the Investment Company Act of 1940, as amended.

     (ee) The ESOP has been duly and validly formed in accordance with all applicable laws and regulations and the references thereto in the Prospectus.

     (ff) The Company and the Bank have not relied upon the Agent or its legal counsel or other advisors for any legal (other than Blue Sky laws), tax, or accounting advice in connection with the Conversion.

     (gg) All the documents purporting to be final, definitive documents (and not drafts) delivered or to be delivered by the Company and the Bank or their respective representatives in connection with the issuance and sale of shares in the Subscription and Community Offering, or in connection with the Agents' due diligence, were on the dates on which they were delivered, true, complete and correct in all material respects.

Everen Securities, Inc.
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Page 18

     (hh) The Company and the Bank are not aware of any relationships that are not already disclosed in the Prospectus that would be required to be disclosed pursuant to Item 404 of Regulation S-K under the Exchange Act, or that would be impermissible under applicable rules of the OTS, OCC, FRB or FDIC.

     (ii) The representations and warranties made in this Agreement will be true and correct as of the date hereof and as of the Closing Date.

     Any certificate signed by an officer of the Bank or of the Company and delivered to the Agent or its counsel that refers to this Agreement shall be deemed to be a representation and warranty by the Bank or the Company to the Agent as to the matters covered thereby with the same effect as if such representation and warranty were set forth herein.


SECTION 5.  Covenants of the Company and Association
            ----------------------------------------

     The Company and the Bank hereby jointly and severally covenant with you as follows.

     (a) The Company and the Bank will not, at any time before or after the Registration Statement, including any supplement filed pursuant to Rule 424 under the 1933 Act, is declared effective by the Commission or the Conversion Application or the Plan is approved by the OTS, file any amendment to such Registration Statement or Conversion Application or Plan without so notifying you and without providing you and your counsel a reasonable opportunity to review such amendment.

     (b) The Company and the Bank will use their best efforts to cause the Registration Statement to be declared effective by the Commission, the Conversion Application and the Plan to be approved by the OTS, the OCC Conversion Application, OCC Purchase and Assumption Application, and the OCC De Novo Application to be approved by the OCC, the Y-3 Application to be approved by the FRB, and the FDIC Insurance Application to be approved by the FDIC, and will immediately upon receipt of any information concerning the events listed below notify you and promptly confirm the notice in writing: (i) when the Registration Statement has become effective the Conversion Application, the Plan, the OCC Conversion Application, OCC Purchase and Assumption Application, OCC De Novo Application, Y-3 Application, or FDIC Insurance Application, have been approved; (ii) of the receipt of any comments from the Commission, the OTS, the OCC, the FRB, the FDIC, or any other governmental entity with respect to the Conversion or the transactions contemplated by this Agreement; (iii) any requests by the Commission, the OTS, the OCC, the FRB, the FDIC, or any other governmental entity

Everen Securities, Inc.
May ___, 1996
Page 19

for any amendment or supplement to the Registration Statement, the Conversion Application, the OCC Conversion Application, OCC Purchase and Assumption Application, OCC De Novo Application, Y-3 Application, or FDIC Insurance Application, or for additional information; (iv) of the issuance by the Commission, the OTS, or any other governmental entity of any order or other action suspending the Subscription and Community Offering or the use of the Registration Statement or the Prospectus or any other filing of the Company and the Bank under the Savings Institutions Regulations or other applicable law, or the threat of any such action; (v) the issuance by the Commission or any state authority of any stop order suspending the effectiveness of the Registration Statement or of the initiation or threat of initiation or threat of any proceedings for that purpose; or (vi) of the occurrence of any event mentioned in paragraph (g) below. The Company and the Bank will make every reasonable effort to prevent the issuance by the Commission, the OTS, or any other state authority of any such order and, if any such order shall at any time be issued, to obtain the lifting thereof at the earliest possible time.

     (c) The Company will give you notice of its intention to file, and reasonable time to review prior to filing, any amendment or supplement to the Conversion Application, the Holding Company Application, the OCC Conversion Application, OCC Purchase and Assumption Application, OCC De Novo Application, Y-3 Application, and FDIC Insurance Application, or to the Registration Statement or the Prospectus.

     (d) The Company and the Bank have delivered or will deliver to you and to your counsel two complete conformed copies (including all exhibits) of each of the following documents: the Conversion Application and the Holding Company Application, as originally filed and of each amendment or supplement thereto, the Registration Statement, as originally filed and each amendment thereto, the OCC Conversion Application, OCC Purchase and Assumption Application, OCC De Novo Application, Y-3 Application, and FDIC Insurance Application, each of which as originally filed and each amendment thereto.

     (e) The Company will furnish to you, without charge, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), such number of copies of such Prospectus (as amended or supplemented) as you may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder. The Company authorizes the Agent to use the Prospectus (as amended or supplemented, if amended or supplemented) for any lawful manner in connection with the sale of the Shares by the Agent.

Everen Securities, Inc.
May ___, 1996
Page 20

     (f) The Company and the Bank will comply in all material respects with any and all terms, conditions, requirements and provisions with respect to the Conversion and the transactions contemplated thereby imposed by the Plan, the OCC, the FRB, the FDIC, the OTS, the Savings Institutions Regulations (including those related to purchase limitations), the OTS approval of the Holding Company Application and by the 1933 Act, the 1933 Act Regulations, the 1934 Act and the rules and regulations of the Commission promulgated under the 1934 Act (the "1934 Act Regulations"), to be complied with prior to and subsequent to the Closing Date. During the periods prior to the Closing Date and when the Prospectus is required to be delivered, the Company and the Bank will comply in all material respects, at their own expense, with all requirements imposed upon them by the OTS, the Savings Institutions Regulations, and by the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, including, without limitations, Rule 10b-6 under the 1934 Act, in each case as from time to time in force, in accordance with the provisions hereof and the Prospectus.

     (g) If, at any time during the period when the Prospectus relating to the Shares is required to be delivered (including the period after the expiration of subscription rights and prior to the Closing), any event relating to or affecting the Company or the Bank shall occur, as a result of which it is necessary or appropriate, in the reasonable good faith opinion of the Agent's counsel, to amend or supplement the Registration Statement or Prospectus in order to make the Registration Statement or Prospectus not misleading in light of the circumstances existing at the time it is delivered to a purchaser, the Company and the Bank will, at their expense, forthwith prepare, file with the Commission and the OTS and furnish to you a reasonable number of copies of an amendment or amendments of, or a supplement or supplements to, the Registration Statement or Prospectus (in form and substance satisfactory to you and your counsel after a reasonable time for review) and Conversion Application which will amend or supplement the Registration Statement or Prospectus and Conversion Application so that as amended or supplemented it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time the Prospectus is delivered to purchaser, not misleading. For the purpose of this Agreement, the Company and the Bank each will timely furnish to you such information with respect to itself as you may from time to time reasonably request.

     (h) The Company and the Bank will take all necessary actions, in cooperation with you, and furnish to whomever the Agent may direct such information as may be required to qualify or register the Shares for offering and sale by the Company under the applicable securities or Blue Sky laws of each jurisdiction as you may reasonably designate, provided, however, that the Company shall not be obligated to qualify to do business in any jurisdiction in which it is not so qualified. In each jurisdiction where any of the Shares shall have been qualified or registered

Everen Securities, Inc.
May ___, 1996
Page 21

as above provided, the Company will make and file such statements and reports in each fiscal period as are or may be required by the laws of such jurisdictions.

     (i) The Company will not sell or issue, contract to sell or otherwise dispose of, for a period of 180 days after the Closing Date, without your prior written consent which shall not be unreasonably withheld, any shares of Common Stock other than the Shares or other than in connection with any employee benefit plan or arrangement described in the Prospectus.

     (j) During the period which the Common Stock is registered under the 1934 Act or for the three years from the Closing Date, whichever period is greater, the Company will furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a consolidated balance sheet and consolidated statements of income, shareholders' equity and cash flows of the Company and its subsidiaries as at the end of and for such year, certified by independent public accountants in accordance with Regulation S-X under the 1933 Act).

     (k) During the period of three years from the date hereof, the Company will furnish to you: (i) as soon as practicable, a paper copy of each report of the Company furnished generally to shareholders of the Company or furnished to or filed with the Commission under the 1934 Act or any national securities exchange or system on which any class of securities of the Company is listed or quoted (including, but not limited to, reports on Forms 10-K, 10-Q and 8-K and of all proxy statements and annual reports to shareholders), a copy of each other report of the Company mailed to its shareholders or filed with the Commission and each report of a public nature filed with the OCC, the FRB, the OTS, the FDIC, or any other supervisory or regulatory authority or national securities exchange or system on which any class of securities of the Company is listed or quoted, each press release and material news items and articles released by the Company or the Bank and such additional documents and information with respect to the Company or the Bank as you may reasonably request, and (ii) from time to time, such other non-confidential information concerning the Company and the Bank as you may reasonably request.

     (l) The Company and the Bank will use the net proceeds from the sale of the Shares in the manner set forth in the Prospectus under the caption "Use of Proceeds."

     (m) Other than as permitted by the 1933 Act, the 1933 Act Regulations and the laws of any state in which the Shares are qualified for sale, neither the Company nor the Bank will distribute any Prospectus, offering circular or other offering material in connection with the offer and sale of Shares.

Everen Securities, Inc.
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Page 22

     (n) The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earning statement (in form complying with the provisions of Rule 158 of the regulations promulgated under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date (as defined in said Rule 158) of the Registration Statement.

     (o) The Company will file with the Commission such reports on Form SR as may be required pursuant to Rule 463 under the 1933 Act.

     (p) The Company will promptly register the Shares under Section 12(g) of the 1934 Act and not deregister the Shares for a period of at least three years thereafter, unless such registration is no longer required.

     (q) The Company will use its best efforts to obtain approval for quotation of the Shares on the Nasdaq National Market, effective on or prior to the Closing Date and will use its best efforts to maintain such quotation (or, in lieu thereof, listing on a national or regional securities exchange) for a minimum of three years following consummation of the Conversion.

     (r) The Bank will maintain appropriate arrangements for depositing all funds received from persons mailing subscriptions for or orders to purchase Shares in the Subscription Offering and the Community Offering on an interest-bearing basis at the rate described in the Prospectus until the Closing Date and satisfaction of all conditions precedent to the release of the Bank's obligation to refund payments received from persons subscribing for or ordering Shares in the Subscription and Community Offering in accordance with the Plan as described in the Prospectus or until refunds of such funds have been made to the person entitled thereto in accordance with the Plan and as described in the Prospectus. The Bank will maintain such records of all funds received as are necessary to permit the funds of each subscriber to be separately insured by the SAIF (to the maximum extent allowable) and to enable the Bank to make appropriate refunds of such funds in the event that such funds are required to be made in accordance with the Plan and as described in the Prospectus.

     (s) The Company will promptly register with the OTS as a savings institution holding company. Following the Bank Conversion the Company will promptly register with the FRB as a bank holding company.

Everen Securities, Inc.
May ___, 1996
Page 23

     (t) The Company will take such actions and furnish such information as are reasonably requested by the Agent in order for the Agent to ensure compliance with the NASD's "Interpretation With Respect to Free Riding and Withholding."

     (u) Prior to the Closing Date, the Company will conduct its business in compliance in all material respects with all applicable federal and state laws, rules, regulations, decisions, directives and orders including, without limitation, all decisions, directives and orders of the OTS and the FDIC.

     (v) Except with the prior notice to EVEREN Securities, the Bank will not amend the Plan in any manner, and except with the prior written consent of EVEREN Securities which consent shall not be unreasonably withheld, the Bank will not amend the Plan in any manner that would materially adversely affect the ability of the Company or EVEREN Securities to sell the Shares or would materially alter the terms of this Agreement.

     (w) The Company and the Bank will not, prior to the Closing Date, incur any liability or obligation, direct or contingent, or enter into any material transactions, other than in the ordinary course of business, except as contemplated by the Prospectus.

     (x) The Company and the Bank will use all reasonable efforts to comply with, or cause to be complied with, the conditions precedent to the several obligations of the Agent specified in Section 9 hereof.


SECTION 6.  Payment of Expenses
            -------------------

     The Company and the Bank jointly and severally agree to pay all expenses incident to the performance of the obligations of the Company and the Bank under this Agreement, including, without limitation, the following: (i) the preparation, issuance and delivery of certificates for the Shares to the subscribers in the Subscription and Community Offering; (ii) the fees and disbursements of the Company's and the Bank's counsel, accountants and other advisors; (iii) the qualification of the Shares under all applicable securities or Blue Sky laws, including filing fees and the fees and disbursements of counsel in connection therewith and in connection with the preparation of a Blue Sky survey; (iv) the printing and delivery to you in such quantities as you shall reasonably request of copies of the Registration Statement, the Prospectus and the Conversion and Holding Company Applications as originally filed, as amended or supplemented and all other documents in connection with the Conversion and this Agreement; (v) filing fees incurred in connection with the review of the Subscription and

Everen Securities, Inc.
May ___, 1996
Page 24

Community Offering by the Commission and by the NASD; (vi) the fees for listing the shares on the Nasdaq National Market; (vii) fees and expenses relating to the Appraisal; (viii) fees and expenses relating to advertising expenses, temporary personnel expenses, conversion center expenses, investor meeting expenses, and other miscellaneous expenses relating to the marketing by the Agent of the Shares; (ix) the cost of printing all stock certificates and all other documents applicable to the Conversion and the fees and charges of any transfer agent, registrar and other agents; and (x) all reasonable out-of-pocket expenses of EVEREN Securities including without limitation the fees and expenses of your counsel, provided that such reimbursement shall not exceed $45,000 (excluding Blue Sky fees and expenses, including legal fees and expenses) incurred by you in connection with the Conversion which shall be payable upon demand. The reimbursement of expenses of the Agent provided in this Section 6 shall be in addition to all amounts payable to the Agent under Sections 1, 7 and 8 hereof.


SECTION 7.  Indemnification
            ---------------

     (a) The Company agrees to indemnify and hold harmless you, your officers, directors, agents, servants and employees and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all loss, liability, claim, damage or expense whatsoever (including but not limited to settlement expenses), joint or several, that you or any of them may suffer or to which you or any of them may become subject under all applicable federal and state laws or otherwise, and to promptly reimburse you and any such persons upon written demand for any expenses (including fees and disbursements of counsel) incurred by you or any of them in connection with investigating, preparing or defending any actions, proceedings or claims (whether commenced or threatened) to the extent such losses, claims, damages, liability or actions: (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (a) the Registration Statement (or any amendment or supplement thereto), the preliminary or final Prospectus (or any amendment or supplement thereto), (b) any application or other instrument or document of the Company or the Bank or based upon written information supplied by the Company or the Bank or their representatives (including counsel) filed in any state or jurisdiction to register or qualify any or all of the Shares or the subscription rights applicable thereto under the securities laws thereof (collectively, the "Blue
Sky Application"), or (c) any application or other document, advertisement, oral statement, or communication ("Sales Information") prepared, made or executed by or, with their respective consents, on behalf of the Company or the Bank, or based upon written or oral information furnished by, or with their respective consents, on behalf of the Company or the Bank, in connection with or in contemplation of the transactions contemplated by this Agreement; (ii) arise out of or are based upon the omission
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or alleged omission to state in any of the foregoing documents or information, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) arise from any theory of liability whatsoever relating to or arising from or based upon the Registration Statement (or any amendment or supplement thereto), preliminary or final Prospectus (or any amendment or supplement thereto), Blue Sky Application or Sales Information or other documentation distributed in connection with the Conversion; provided, however, that no indemnification is required under this paragraph (a) to the extent such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue material statements or alleged untrue material statements in, or material omission or alleged material omission from, the Registration Statement (or any amendment or supplement thereto), preliminary or final Prospectus or Sales Information made in reliance upon and in conformity with information furnished in writing to the Company or the Bank by you regarding you expressly for use in the Prospectus, which information consists of the disclosure included in the Prospectus as the first paragraph under the caption "The Conversion -- Plan of Distribution for the Subscription, Direct Community and Public Offerings."

     (b) You agree to indemnify and hold harmless the Company and the Bank, their directors, officers, agents, servants and employees, and each person, if any, who controls the Company and the Bank with the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act against any and all loss, liability, claim, damage or expense whatsoever (including but not limited to settlement expenses), joint or several, which they, or any of them, may suffer or to which they, or any of them, may become subject under all applicable federal and state laws or otherwise, and to promptly reimburse the Company, the Bank and any such persons upon written demand for any expenses (including fees and disbursements of counsel) incurred by them, or any of them, in connection with investigating, preparing or defending any actions, proceedings or claims (whether commenced or threatened) to the extent such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment of supplement thereto) or the preliminary or final Prospectus (or any amendment or supplement thereto), the Sales Information, or are based upon the omission or alleged omission to state in any of the foregoing documents a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that your obligations under this Section 7(b) shall exist only if, and only to the extent, that such untrue statement or alleged untrue statement was made in, or such material fact or alleged material fact was omitted from the Registration Statement (or any amendment or supplement thereto) or the preliminary or final Prospectus (or any amendment or supplement thereto) or the Sales Information in reliance upon and in conformity with information furnished
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in writing to the Company or the Bank by you regarding you expressly for use in the Prospectus, which information consists of the disclosure included in the Prospectus as the first paragraph under the caption "The Conversion--Plan of Distribution for the Subscription Direct Community and Public Offerings."

     (c) Each indemnified party shall give prompt written notice to each indemnifying party of any action, proceeding, claim (whether commenced or threatened), or suit instituted against it in respect of which indemnity may be sought hereunder, but failure to so notify any indemnifying party shall not relieve it from any liability which it may have on account of this Section 7 or otherwise. An indemnifying party may participate at its own expense in the defense of such action. In addition, if it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties that are defendants in such action, and such indemnified parties shall not be liable for any fees and expenses of such counsel for the indemnified parties incurred thereafter in connection with such action, proceeding or claim, other than reasonable costs of investigation. In any action, proceeding or claim, the indemnified party shall have the right to retain its own counsel, but the fees and disbursements of such counsel shall be at its own expense unless (i) the parties to any such action, proceeding or claim include both the indemnifying party and the indemnified party and (ii) representation of both parties by the same counsel reasonably would be deemed inappropriate due to actual or potential conflicting interests between them. In no event shall the indemnifying parties be liable for the fees and expenses of more than one separate firm of attorneys (other than any special counsel that said firm may retain) for each indemnified party in connection with any one action, proceeding or claim or separate but similar or related actions, proceedings or claims in the same jurisdiction arising out of the same general allegations or circumstances.


SECTION 8.  Contribution
            ------------

     In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 7 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company, the Bank, the Company and you shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding of any claims asserted, but after deducting any contribution received by the Bank and the Company or you from persons other than the other party thereto, who may also be liable for contribution) in such proportion so that you are
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responsible for that portion represented by the percentage that the fees paid to the Agent pursuant to Section 1 of this Agreement (not including expenses) bears to the gross proceeds received by the Company from the sale of the Shares in the Subscription and Community Offering and the Company shall be responsible for the balance. If, however, the allocation provided above is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Bank on the one hand and you on the other in connection with the statements or omissions which resulted in such losses, claims, damage or liabilities (or actions, proceedings or claims in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company or the Bank on the one hand and you on the other shall be deemed to be in the same proportion as the total gross proceeds from the Subscription and Community Offering (before deducting expenses) received by the Company bears to the total fees (not including expenses) received by the Agent. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or other omission or alleged omission to state a material fact relates to information supplied by the Company and/or the Bank on the one hand or you on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and you agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above in this Section 8. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions, proceedings or claims in respect thereof) referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. It is expressly agreed that the Agent shall not be liable for any loss, liability, claim, damage or expense or be required to contribute any amount which in the aggregate exceeds the amount paid to the Agent under the Agreement. It is understood that the above-stated limitation on the Agent's liability is essential to the Agent and that the Agent would not have entered into this Agreement if such limitation had not been agreed to by the parties to this Agreement. No person found guilty of any fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not also found guilty of such fraudulent misrepresentation. The obligations of the Company and the Agent under this
Section 8 and under Section 7 hereof shall be in addition to any liability which the Company, the Bank and the Agent may otherwise have. For purposes of this
Section 8, each of your officers and directors and each person, if any, who controls you within the meaning of the 1933 Act and the 1934 Act shall have the same rights to contribution as you and each person, if any, who controls the Bank and the Company within the meaning of the 1933 Act and the 1934 Act,
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and each officer and director of the Bank and the Company, shall have the same rights to contribution as the Bank and the Company. Any party entitled to contribution, promptly after receipt of notice of commencement of any action, suit, claim or proceeding against such party in respect of which a claim for contribution may be made against another party under this Section 8, will notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any other obligation it may have hereunder or otherwise than under this Section 8.


SECTION 9.  Conditions of the Obligations of the Agent
            ------------------------------------------

     Your obligations hereunder are subject, in your discretion, to the condition that all representations and warranties and other statements of the Bank and the Company herein are, at and as of commencement of the Subscription and Community Offering and at and as of the Closing Date, true and correct in all material respects, the condition that the Bank and the Company shall have performed in all material respects all of its obligations hereunder to be performed on or before such dates, and to the following further conditions (which are solely for your benefit), unless waived in writing by you:

     (a) The Registration Statement shall have been declared effective by the Commission and the Conversion Application and the Holding Company Application shall have been approved not later than 5:30 p.m., Eastern time, on the date of this Agreement, or with your consent at a later time and date; and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission or any state authority, and no order or other action suspending the effectiveness of the Prospectus or the consummation of the Conversion shall have been issued or proceedings therefor initiated or threatened by the Commission, any state authority, the OTS, the OCC, the FRB or the FDIC.

     (b) At the Closing Date you shall have received:

     (1) The favorable opinion, dated as of the Closing Date addressed to the Agent and for its benefit, of Breyer & Aguggia, special counsel for the Company and the Bank, and in form and substance to the effect that:

(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration
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Statement and the Prospectus; the Company is qualified as a foreign corporation to transact business and is in good standing in the States of Illinois and Missouri and in each jurisdiction in which its ownership or leasing of properties or the conduct of its business requires such qualification except where the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company and the Bank taken as a whole.

(ii) At the Closing Date, the Bank has become a duly incorporated and validly existing federally chartered savings association in stock form of organization, duly authorized to conduct its business and own its property substantially as described in the Registration Statement and the Prospectus; and the Bank is in good standing with the OTS.

(iii) The Bank is a member in good standing of the FHLB of Chicago. The deposit accounts of the Bank are insured by the SAIF up to the maximum amount allowed under law; and, to such counsel's knowledge, no proceedings for the termination or revocation of such insurance are pending or threatened. The description of the liquidation account as set forth in the Registration Statement and the Prospectus under the caption "The Conversion," to the extent that such information constitutes matters of law and legal conclusions, has been reviewed by such counsel and is accurate in all material respects.

(iv) Upon consummation of the Conversion, the authorized, issued and outstanding capital stock of the Company will be within the range set forth in the Registration Statement and the Prospectus under the caption "Capitalization," and no shares of Common Stock have been issued prior to the Closing Date; the Shares subscribed for pursuant to the Subscription and Community Offering have been duly authorized and when issued and delivered by the Company pursuant to the Plan against payment of the consideration therefor, will be validly issued and fully paid and nonassessable (provided that, in giving the foregoing opinion, counsel need express no opinion as to whether the Company and the Bank have complied with the Plan in allocating Shares to subscribers) and good title to the Shares will be transferred from the Company to the purchasers thereof against payment therefor subject to such claims as may be asserted against the purchaser by third party claimants; such Shares are the only shares of capital stock of the Company outstanding; and, except for the subscription rights under the Plan, the issuance of the Shares is not subject to preemptive rights.

(v) Upon consummation of the Conversion, all of the issued and outstanding capital stock of the Bank will have been duly authorized and validly issued and fully paid, and nonassessable and, to the knowledge of such counsel, owned beneficially and of record by the Company free and clear of any lien, encumbrance, claim or other restriction.
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(vi)   This Agreement has been duly and validly authorized, executed and delivered by the Company and the Bank and is a legal, valid and binding agreement of the Company and the Bank, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or the rights of creditors of savings associations insured by the FDIC, and subject, as to the enforcement of remedies, to general equity principles, and except as the rights of indemnification and contribution may be limited under applicable law or public policy.

(vii) The Plan complies in all material respects with the Savings Institutions Regulations and all applicable rules, decisions and orders thereunder. The Plan has been duly adopted by the required vote of the Directors of the Company and the Directors and members of the Bank, and, to such counsel's knowledge, no action has been taken, is pending or is threatened to revoke such approvals.

(viii) The Conversion Application as filed with the OTS complies as to form in all material respects with the requirements of the Savings Institutions Regulations and all applicable rules, decisions and orders thereunder and was complete in all material respects (except no opinion need be rendered with respect to financial statements and other financial and statistical information included therein, the appraisal valuation and federal securities law matters which are addressed elsewhere in counsel's opinion); the Conversion Application has been approved by the OTS and the Prospectus and the Proxy Statement have been authorized for use by the OTS. No action has been taken, is pending or, to such counsel's knowledge, is threatened to revoke such approval and authorizations.

(ix) The OTS has approved the Holding Company Application and the Company's acquisition of the Bank; no action has been taken, is pending or, to such counsel's knowledge, threatened to revoke such approval. The ESOP is not required to register as a holding company.

(x) The OCC has approved each of the OCC Conversion Application, the OCC Purchase and Assumption Application, and the OCC De Novo Application; no action has been taken, is pending, or to such counsel's knowledge, threatened to revoke such approvals.

(xi) The FRB has approved the Y-3 Application; no action has been taken, is pending, or to such counsel's knowledge, threatened to revoke such approval.

(xii) The FDIC has approved the FDIC Insurance Application; no action has been taken, is pending, or to such counsel's knowledge, threatened to revoke such approval.
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(xiii) Subject to satisfaction of the conditions the OTS's approval of the
Conversion Application and Holding Company Application, and any conditions imposed by the OCC, FRB or FDIC with respect to their approval, no further approval, registration, authorization, consent or other order of any regulatory agency, public board or body is required in connection with the execution and delivery of this Agreement, the issuance of the Shares or the consummation of the Conversion, except as may be required under the securities or Blue Sky laws of various jurisdictions (as to which no opinion need be rendered).

(xiv) The Company and the Bank have conducted the Conversion in accordance with the Plan and, to such counsel's knowledge, no person has sought to obtain regulatory or judicial review of the final action of the OTS approving the Plan, the Conversion Application, the Holding Company Application, or the Properties.

(xv) The Registration Statement is effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or, to such counsel's knowledge, threatened by the Commission or any state authority.

(xvi) At such time as the Registration Statement became effective, (i) the Registration Statement (and any amendment or supplement thereto) (other than the financial statements and other financial and statistical data included therein and the appraisal valuation, as to which no opinion need be rendered), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and (ii) the Prospectus (other than the financial statements and other financial and statistical data included therein and the appraisal valuation, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations and the Savings Institutions Regulations and federal law. At the time the Conversion Application, including the Prospectus contained therein, was approved by the OTS, the Conversion Application, including the Prospectus contained therein (and any amendment or supplement thereto), complied as to form in all material respects with the requirements of the Savings Institutions Regulations, federal law and all applicable rules and regulations promulgated thereunder (other than the financial statements and other financial and statistical data included therein and the appraisal valuation, as to which no opinion need be rendered). At the time the OCC Conversion Application, OCC Purchase and Assumption Application and OCC De Novo Application was approved by the OCC, such applications complied with the Banking Act of 1933 and applicable regulations of the OCC. At the time the Y-3 Application was approved it complied with the Bank Holding Company Act and applicable regulations of the FRB. At the time the FDIC Insurance Application was approved
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by the FDIC it complied with the Federal Deposit Insurance Act and all applicable regulations of the FDIC.

(xvii) The information in the Registration Statement and the Prospectus, under the captions "Regulation," "The Conversion," "Restrictions on Acquisition of the Holding Company," and "Description of Capital Stock of the Holding Company," to the extent that such information constitutes matters of law, summaries of legal matters, or proceedings, or legal conclusions, has been reviewed by such counsel and is correct in all material respects. Further, the information under the caption "Conversion--Tax Effects" has been reviewed by such counsel and constitutes a correct summary, in all material respects, of the opinion rendered by such counsel to the Bank and the Company with respect to the federal tax consequences of the Conversion and of the opinions rendered by Bryan Cave LLP to the Bank and the Company with respect to the state tax consequences of the Conversion.

(xviii) The terms and provisions of the Shares conform to the description thereof contained in the Registration Statement and the Prospectus, and the form of certificate used to evidence the Shares is in due and proper form.

(xviv) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement or the Prospectus, other than those disclosed therein, and all pending legal and governmental proceedings to which the Company or the Bank is a party or to which any of their property is the subject which are not described in the Registration Statement or the Prospectus, including ordinary routine litigation incidental to their respective businesses, are, considered in the aggregate, not material to the business, operations or financial condition of the Company and the Bank taken as a whole.

(xx) To such counsel's knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement and the Prospectus or required to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto. The description in the Conversion Application, the Registration Statement and the Prospectus of such documents and exhibits is accurate, in all material respects.

(xxi) To such counsel's knowledge, the Company and the Bank have obtained all material licenses, permits and other governmental authorizations currently required for the conduct of their respective businesses, and all such material licenses, permits and other governmental authorizations are in full force and effect, and the Company and the Bank are in all material respects complying therewith.
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(xxii)  Neither the Company nor the Bank is in violation of its respective certificate of incorporation or charter (and the Bank will not be in violation of its charter in stock form upon consummation of the Conversion, or of its national bank charter following the Bank Conversion). To such counsel's knowledge, neither the Company nor the Bank is in violation of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its property may be bound which violation would have a material adverse effect on the business, operations or financial condition of the Company and the Bank taken as a whole; to such counsel's knowledge, the execution, delivery and performance of this Agreement will not
(i) conflict with, result in a breach of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under any contract, lease or other instrument to which the Company or the Bank is a party or in which the Company or the Bank has a beneficial interest, or any applicable law, rule, regulation or order, which would in any such case have a material adverse effect on the business, operations or financial condition of the Company and the Bank taken as a whole; (ii) violate any authorization, approval, judgment, decree, order, statute, rule or regulation applicable to the Company or the Bank, which would in any such case have a material adverse effect on the business, operations or financial condition of the Company and the Bank taken as a whole, except no opinion need be rendered with respect to Blue Sky laws, NASD and Nasdaq rules; or (iii) with the exception of the liquidation account established in the Conversion, result in the creation of any material lien, charge or encumbrance upon any property of the Company or the Bank. The execution, delivery and performance of this Agreement will not result in any violation of the provisions of the respective certificate of incorporation, charter or bylaws of the Company or the Bank or any applicable law, regulation or order (other than Blue Sky laws and regulations of the NASD as to which no opinion need be rendered, and federal securities laws matters which are addressed elsewhere in counsel's opinion). All provisions of the Bank's charter in mutual form and in stock form comply in all material respects with federal law and OTS regulations, and all provisions of the Company's certificate of incorporation and bylaws comply in all material respects with the laws of the State of Delaware.

(xxiii) To such counsel's knowledge, the Company and the Bank are not in violation of any directive from the OTS or the FDIC to make any material change in the method of conducting their businesses.

(xxiv) To such counsel's knowledge, none of the Company, Bank or its employees or directors are affiliated or associated with any entity(ies) in a relationship that would have to be disclosed in the Prospectus pursuant to Item 404 of Regulation S-K under the Exchange Act that is not
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already disclosed in the Prospectus, or that would be impermissible under applicable rules of the OTS, OCC, FRB or FDIC.

     The opinion shall be limited to matters governed by the laws of the United States or the State of Delaware. In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the United States and the State of Delaware, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel of good standing acceptable to the Agent (providing that such counsel states that the Agent is justified in relying upon such specified opinion or opinions), and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and the Bank and public officials; provided copies of any such opinion(s) or certificates are delivered to you together with the opinion to be rendered hereunder by counsel
to the Company and the Bank.    Such counsel may assume that any agreement is
the valid and binding obligation of any parties to such agreement other than the Company or the Bank.

     (2) The letter of Breyer & Aguggia, counsel to the Company and the Bank, dated as of the Closing Date addressed to the Agent and for its benefit, in form and substance to the effect that during the preparation of the Registration Statement and the Prospectus, such counsel participated in conferences with the independent public and internal accountants for, and certain officers and other representatives of, the Company and the Bank, and, although they are not passing upon and do not assume the responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, based upon such conferences and a review of documents deemed relevant, but without any other investigation or verification, nothing has come to their attention that would lead them to believe that the Registration Statement or any amendment or supplement thereto as of the date that it was declared effective and as of the Closing Date, or the Prospectus as of its date and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than financial statements and other financial and statistical data included therein and the appraisal valuation, as to which they need express no opinion).

     (3) The favorable opinion, dated as of the Closing Date, addressed to the Agent and for its benefit, of local counsel for the Company and the Bank, in form and substance satisfactory to EVEREN Securities to the effect that:

(i) To such counsel's knowledge, the Company and the Bank have good and marketable title to all properties and assets which are material to the business of the Company and the Bank and
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to those properties and assets described in the Registration Statement as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Registration Statement or are not material in relation to the business of the Company and the Bank considered as one enterprise, and all of the leases and subleases material to the business of the Company and the Bank under which the Company and the Bank hold properties as described in the Registration Statement, are in full force and effect.

(ii) To such counsel's knowledge, neither the Company nor the Bank is in violation of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its property may be bound; to such counsel's knowledge, the execution, delivery and performance of this Agreement will not (i) conflict with, result in a breach of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under any contract, lease or other instrument to which the Company or the Bank is a party or in which the Company or the Bank has a beneficial interest, or any applicable law, rule, regulation or order, which would in any such case have a material adverse effect on the business, operations or financial condition of the Company and the Bank taken as a whole;
(ii) violate any authorization, approval, judgment, decree, order, statute, rule or regulation applicable to the Company or the Bank, which would in any such case have a material adverse effect on the business, operations or financial condition of the Company and the Bank taken as a whole, except no opinion need be rendered with respect to Blue Sky laws, NASD and Nasdaq rules; or (iii) with the exception of the liquidation account established in the Conversion, result in the creation of any material lien, charge or encumbrance upon any property of the Company or the Bank.

     (4) The favorable opinion, dated as of the Closing Date, of Luse Lehman Gorman Pomerenk & Schick, P.C., your counsel, with respect to such matters as you may reasonably require. Such opinion may rely upon the opinions of counsel to the Bank and the Company as such counsel deems proper in the reasonable exercise of its judgment, and as to matters of fact, upon certificates of officers and directors of the Company and the Bank delivered pursuant hereto or as such counsel shall reasonably request.

     (5) At the Closing Date, you shall receive a certificate of the Chief Executive Officer and the Treasurer of the Company and of the Chief Executive Officer and Treasurer of the Bank, dated as of such Closing Date, to the effect that to the best of their knowledge after due inquiry: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, capital, properties, or business affairs of the Company or the

Everen Securities, Inc.
May ___, 1996
Page 36



Bank, considered as one enterprise, whether or not arising in the ordinary course of business; (ii) the representations and warranties in Section 4 are true and correct with the same force and effect as through expressly made at and as of the Closing Date; (iii) the Company and the Bank have complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date under the Agreement, the Plan, the Holding Company Application and the Savings Institutions Regulations, approvals of the OCC, FRB and FDIC, and all other applicable laws (including state Blue Sky laws), regulations, decisions and orders, including all terms, conditions, requirements and conditions precedent to the Conversion imposed upon the Company or the Bank by the Commission, the OTS, the OCC, the FRB, the FDIC, or any other regulatory authority, and will comply in all material respects with all obligations to be satisfied by them after consummation of the Conversion; (iv) no stop order suspending the effectiveness of the Registration Statement has been initiated or threatened by the Commission or any state authority; and (v) no order suspending the Subscription and Community Offering, the Conversion, the acquisition of all of the shares of the Bank by the Company or the effectiveness of the Prospectus has been issued and no proceedings for that purpose have been initiated or threatened by the Commission, the FDIC, the OTS, the OCC, the FRB, or any other state authority.

     (d) Prior to and at the Closing Date: (i) in the reasonable opinion of the Agent, there shall have been no material adverse change in the condition, financial or otherwise, or in the earnings or the business affairs of the Company or the Bank, considered as one enterprise, from the latest dates as of which such condition is set forth in the Prospectus, except as referred to therein; (ii) there shall have been no material transaction entered into by the Company or the Bank, considered as one enterprise, from the latest date as of which the financial condition of the Company or the Bank is set forth in the Prospectus other than transactions referred to or contemplated therein; (iii) the Company or the Bank shall not have received from the OTS, the OCC, the FRB, or the FDIC, any direction (oral or written) to make any material change in the method of conducting their businesses with which it has not complied in all material respects (which direction, if any, shall have been disclosed to the Agent) or which materially and adversely would affect the businesses, operations or financial condition, income or business affairs of the Company or the Bank;
(iv) neither the Company nor the Bank shall have been in default (nor shall an event have occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any agreement or instrument relating to any outstanding indebtedness, which default or event would have a material adverse effect on the business, operations or financial condition of the Company and the Bank taken as a whole; (v) no action, suit or proceedings, at law or in equity or before or by any federal or state commission, board or other administrative agency, shall be pending or, to the knowledge of the Company or the Bank, threatened against the Company or the Bank or affecting any of their

Everen Securities, Inc.
May ___, 1996
Page 37



properties wherein an unfavorable decision, ruling or finding would materially and adversely affect the business, operations, financial condition or income of the Company or the Bank, taken as a whole; and (vi) the Shares shall have been qualified or registered for offering and sale under the securities or blue sky laws of the jurisdiction as set forth in the final Blue Sky survey of your legal counsel.

     (e) Concurrently with the execution of this Agreement, the Agent shall receive a letter from KPMG Peat Marwick LLP dated ______________, 1996, and addressed to the Agent: (i) confirming that KPMG Peat Marwick LLP is a firm of independent public accountants within the meaning of the Code of Professional Conduct of the American Institute of Certified Public Accountants and the 1933 Act and the 1933 Act Regulations and no information concerning its respective relationship with or interests in the Company or the Bank is required to be disclosed by Item 10 of the Form S-1, and (ii) stating in effect that in their opinion the financial statements and financial statement schedules of the Company and the Bank for the years ended December 31, 1995, 1994 and 1993 as are included in the Prospectus and covered by their opinion included therein, comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations, and generally accepted accounting principles; (iii) stating in effect that, on the basis of certain agreed upon procedures (but not an audit examination in accordance with generally accepted auditing standards) consisting of a reading of the latest available unaudited interim financial statements of the Bank prepared by the Bank, a reading of the minutes of the members of the Bank and of the Boards of Directors of the Bank and the Company and consultations with officers of the Bank responsible for financial and accounting matters, nothing came to its attention which caused it to believe that: (A) during the period from the date of the latest audited financial statements included in the Prospectus to a specified date not more than five business days prior to the date hereof, there was any material increase in FHLB advances or other borrowings by the Company or the Bank, any material increase in loans greater than ninety days delinquent, any material increases in real estate owned, any material decrease in deposit accounts or any changes in principles or methods of accounting whether by adoption or otherwise (except as disclosed in the Prospectus); or (B) there was any material decrease in consolidated net assets of the Bank at the date of such letter from the amounts shown in the latest audited statement of condition included in the Prospectus or there was any material decrease in net interest income, income before income taxes, or net income of the Bank for the period from the date of the latest audited income statement included in the Prospectus and ended on a specified date not more than five business days prior to the date hereof as compared to the corresponding period in the preceding year; and (iv) stating that, in addition to the examination referred to in its opinion included in the Prospectus and the performance of the procedures referred to in clause (iii) of this subsection (e), it has compared with the general accounting records of the Company and/or the Bank, as

Everen Securities, Inc.
May ___, 1996
Page 38



applicable, which are subject to the internal controls of the Company's and/or the Bank's, as applicable, accounting system and other data prepared by the Company and/or the Bank, as applicable, directly from such accounting records, to the extent specified in such letter, such amounts and/or percentages set forth in the Prospectus as you may reasonably request; and they have found such amounts and percentages to be in agreement therewith (subject to rounding).

     (f) At the Closing Date, you shall receive a letter from KPMG Peat Marwick LLP, dated the Closing Date, addressed to the Agent, confirming the statements made by it in the letter delivered by it pursuant to subsection (e) of this
Section 9, the "specified date" referred to in clause (iii) thereof to be a date specified in such letter, which shall not be more than five business days prior to the Closing Date.

     (g) At the Closing Date, your counsel shall be furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the sale of the Shares as herein contemplated and related proceedings or in order to evidence the occurrence or completeness of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company or the Bank in connection with the Conversion and the sale of the shares as herein contemplated shall be satisfactory in form and substance to you and your counsel.

     (h) The Company and the Bank shall not have sustained since the date of the latest audited financial statements included in the Registration Statement and Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement and Prospectus, and since the respective dates as of which information is given in the Registration Statement and Prospectus, there shall not have been any material change in the consolidated long-term debt of the Company or the Bank other than debt incurred in relation to the purchase of Shares by the ESOP, if any, or any material change, or any development involving a prospective material change, in or affecting the general affairs, management, financial position, shareholders' equity, cash flow or results of operations of the Company or the Bank, otherwise than as set forth or contemplated in the Registration Statement and Prospectus, the effect of which, in any such case described above, is sufficiently material and adverse as to make it impracticable or inadvisable to proceed with the Subscription and Community Offering or the delivery of the Shares on the terms and in the manner contemplated in Prospectus.

     (i) Subsequent to the date hereof, there shall not have occurred any of the following: (i) any domestic or international event or act or occurrence which has materially disrupted, or in

Everen Securities, Inc.
May ___, 1996
Page 39



your sole opinion will in the immediate future materially disrupt the securities markets; (ii) the Company and the Bank, considered as one enterprise, shall have sustained a material loss, whether or not insured, by reason of fire, earthquake, flood, accident or other calamity, or from any labor dispute or court or governmental action, order or decree; (iii) trading in securities on the New York Stock Exchange or the American Stock Exchange shall have been suspended or limited; (iv) material governmental restrictions shall have been imposed on trading in securities generally (not in force and effect on the date hereof); (v) a banking moratorium shall have been declared by federal or New York or Missouri State authorities; (vi) the Dow Jones Industrial Average (the "DJIA") shall on any day, from and including the date of this Agreement, have declined 20% or more from the closing DJIA as reported in The Wall Street
                                                          ---------------
Journal for the business day immediately preceding the effective date of the
- -------
Registration Statement; (vii) any outbreak of international hostilities or other national or international calamity or crisis or change in economic or political conditions shall have occurred, if the effect of such outbreak, calamity, crisis or change on the financial markets of the United States would, in your sole judgment, make the offering of the Shares impracticable; (viii) the passage by the Congress of the United States or by any state legislative body of any act or measure, or the adoption or proposed adoption of any orders, rules, legislation or regulations by any governmental body, any authoritative accounting institute or board or any governmental executive which is reasonably believed likely by you to have a material adverse impact on the business, financial condition or financial statements of the Company and the Bank, taken as a whole, or the market for the Shares; (ix) any material adverse change shall have occurred since the respective dates as of which information is given in the Registration Statement and Prospectus in the condition (financial or other) of the Company and the Bank considered as one enterprise or in the earnings, affairs or business prospects of the Company and the Bank considered as one enterprise, whether or not arising in the ordinary course of business; or (x) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority or the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs, which, in your sole opinion, materially and adversely affects, or will materially and adversely affect, the business of the Company and the Bank taken as a whole.

     If any of the conditions specified in this Section shall not have been fulfilled when and as required by this Agreement, or by ______________, 1996 (unless such date is extended by a written agreement signed by all of the parties hereto), this Agreement and all of your obligations hereunder may be canceled by you by notifying the Bank of such cancellation in writing (including facsimile transmissions) or by telegram at any time at or prior to the Closing Date, and any such cancellation shall be without liability of any party to any other party except as otherwise provided in Sections 1, 6, 7 and 8 hereof. Notwithstanding the above, if this

Everen Securities, Inc.
May ___, 1996
Page 40



Agreement is canceled pursuant to this paragraph, the Bank and the Company jointly and severally agree to reimburse you for all of your out-of-pocket expenses, including without limitation the fees and expenses of your counsel, provided that such reimbursement shall not exceed $45,000 (excluding Blue Sky counsel fees and expenses), subject to the limits expressed in Section 6 hereof, reasonably incurred by you, and your counsel, at its normal rates, in connection with the preparation of the Registration Statement and the Prospectus, and in contemplation of the proposed Subscription and Community Offering.

SECTION 10. Termination
            -----------

     (a) In the event the Company fails to sell all of the Shares within the period specified in, and in accordance with the provisions of, the Plan or as required by the Savings Institutions Regulations and applicable law, this Agreement shall terminate upon refund by the Bank to each person who has subscribed for or ordered any of the Shares the full amount which it may have received from such persons, together with interest as provided in the Prospectus, and no party to this Agreement shall have any obligation to the other hereunder, except for payment by the Bank and/or the Company as set forth in Sections 1, 6, 7, 8 and 9 hereof.

     (b) This Agreement may be terminated by the Agent, with respect to the Agent's obligations hereunder, by notifying the Company at any time at or prior to the Closing Date, if any of the conditions specified in Section 9 hereof shall not have been fulfilled when and as required by this Agreement or if the services to be performed by the Agent have not been completed by ______________, 1996 (unless such date is extended by a written agreement signed by all of the parties hereto).


SECTION 11. Survival
            --------

     The respective indemnities, agreements, representations, warranties and other statements of the Bank, the Company and you, as set forth in this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of you or any of your officers or directors or any person controlling you, or the Bank or the Company, or any officer, director or person controlling the Bank or the Company, and shall survive termination of the Agreement and the receipt or delivery of any payment for the Shares.


SECTION 12. Miscellaneous
            -------------

Everen Securities, Inc.
May ___, 1996
Page 41



     Notices hereunder, except as otherwise provided herein, shall be given in writing or by telegraph, addressed (a) to the Agent at 77 West Wacker Drive, Chicago, Illinois 60601-1994 (Attention: Barry I. Forrester, Senior Vice President), with a copy (which shall not constitute notice) to Breyer & Aguggia, 601 13th Street, N.W., Suite 1120-S, Washington, D.C. 20005 (Attention: Paul M. Aguggia, Esq.), and (b) to the Bank and the Company at the Bank's principal office at 1112 State Street, Chester, Illinois 62233-1659 (Attention: Edward K. Collins, Executive Vice President and Chief Executive Officer), with a copy (which shall not constitute notice) to Breyer & Aguggia, 1300 I Street, N.W., Suite 470-East, Washington, D.C. 20005 (Attention: John F. Breyer, Jr., Esq.).

     This Agreement is made solely for the benefit of and will be binding upon the parties hereto and their respective successors and the controlling persons, directors and officers referred to in Section 7 hereof and no other person will have any right or obligations hereunder. The term "successor" shall not include any purchaser of any of the Shares.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     This Agreement may be signed in various counterparts which together will constitute one agreement.

     If the foregoing correctly sets forth the arrangement among the Company, the Bank and the Agent, please indicate acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement.


                                  Very truly yours,



CHESTER SAVINGS BANK, F.S.B.             CHESTER BANCORP, INC.



By:  ___________________________         By:  _________________________
     Edward K. Collins                        Edward K. Collins
     Executive Vice President                 Executive Vice President

Everen Securities, Inc.
May ___, 1996
Page 42



       and Chief Executive Officer                 and Chief Executive Officer



Accepted as of the date first above written.



EVEREN SECURITIES, INC.


By:________________________________

                             Chester Bancorp, Inc.
                           (a Delaware corporation)
              Up to [             ] Shares (Anticipated Maximum)
                          (Par Value $.01 Per Share)
                      Form of Selected Dealers' Agreement



                                    , 1995
[                 ]
[                 ]
[                 ] [      ], [     ]

Gentlemen:

     We have agreed to assist Chester Bancorp, Inc. (the "Company") and Chester Savings Bank, F.S.B., a federally chartered mutual savings bank (the
"Association"), in connection with the offer and sale of up to [     ] shares of
the Company's common stock, $.01 par value (the "Shares"), to be issued in connection with the conversion of the Bank to a federally chartered stock savings bank (the "Conversion"). The total number of Shares may be decreased to
a minimum of [       ] Shares. The Shares, the number of shares to be issued,
and certain of the terms on which they are being offered, are more fully described in the enclosed Prospectus dated ______, 1996 (the "Prospectus").

     In connection with its Conversion, the Company has offered the Shares concurrently in a Subscription Offering (to Eligible Account Holders, the Bank's tax-qualified Employee Stock Ownership Plan ("ESOP"), Supplemental Eligible Account Holders and Other Members of the Bank) and in a concurrent Community Offering. The Shares are also being offered in accordance with the Plan of Conversion by a selling group of broker-dealers.

     We are offering the selected dealers (of which you are one) the opportunity to participate in the solicitation of offers to buy the Shares and we will pay you a fee in the amount of _____ percent (__%) of the dollar amount of the Shares sold on behalf of the Company by you, as evidenced by the authorized designation of your firm on the order form or forms of such Shares accompanying the funds transmitted for payment therefor to the special account established by the Company for the purpose of holding such funds. It is understood, of course, that payment of your fee will be made only out of compensation received by us for the Shares sold on behalf of the Company by you, as evidenced in accordance with the preceding sentence. As soon as practicable after the closing date of the offering, we will remit to you, out of our compensation as provided above, the fees to which you are entitled hereunder.

[SELECTED DEALER]
[      ][ ], 1996
Page 2



     Each order form for the purchase of Shares must set forth the identity and
                                                ----               --------
address of each person to whom the certificates for such Shares should be issued
- -------
and delivered. Such order form should clearly identify your firm. You shall instruct any subscriber who elects to send his order form to you to make any accompanying check payable to "Chester Bancorp, Inc."

     This offer is made subject to the terms and conditions herein set forth and is made only to selected dealers which are (i) members in good standing of the National Association of Securities Dealers, Inc. ("NASD") which have at least $25,000 net capital and which are to comply with all applicable rules of the NASD, including, without limitation, the NASD's Interpretation with Respect to Free-Riding and Withholding and Section 24 of Article III of the NASD's Rules of Fair Practice, or (ii) foreign dealers not eligible for membership in the NASD which have at least $25,000 net capital who agree (A) not to sell any Shares within the United States, its territories or possessions or to persons who are citizens thereof or resident therein and (B) in making other sales to comply with the above-mentioned NASD Interpretation, Sections 8, 24 and 36 of the above-mentioned Article III as if they were NASD members, and Section 25 of such
Article III as it applies to non-member brokers or dealers in a foreign country. By executing this Agreement, (i) you represent and warrant that you satisfy the standards set forth in this paragraph for participation in the solicitation of offers to buy the Shares and (ii) confirm that you will continue to comply with the requirements of this paragraph until termination of this Agreement.

     Orders for Shares will be strictly subject to confirmation and we, acting on behalf of the Company and the Bank, reserve the right in our uncontrolled discretion to reject any order in whole or in part, to accept or reject orders in the order of their receipt or otherwise, and to allot. Neither you nor any person is authorized by the Company, the Bank or by us to give any information or make any representations other than those contained in the Prospectus in connection with the sale of the Shares. No selected dealer is authorized to act as agent for us when soliciting offers to buy the Shares from the public or otherwise. No selected dealer shall engage in any stabilizing (as defined in Rule 10b-7 promulgated under the Securities Exchange Act of 1934, as amended) with respect to the Shares during the offering.

     We and each selected dealer assisting in selling Shares pursuant hereto agree to comply with the applicable requirements of the Securities Exchange Act of 1934, as amended and applicable state rules and regulations. In addition, we and each selected dealer confirm that the Securities and Exchange Commission interprets Rule 15c2-8 promulgated under the Securities Exchange Act of 1934, as amended, as requiring that a Prospectus be supplied to each person who is expected to receive a confirmation of sale 48 hours prior to delivery of such person's order form.

[SELECTED DEALER]
[      ][ ], 1996
Page 3



     We and each selected dealer further agree to the extent that our customers desire to pay for shares with funds held by or to be deposited with us, in accordance with the interpretation of the Securities and Exchange Commission of Rule 15c2-4 promulgated under the Securities Exchange Act of 1934, as amended, either (a) upon receipt of an executed order form or direction to execute an order on behalf of a customer, to forward the offering price for the Shares ordered on or before twelve noon of the business day following receipt or execution of an order form by us to the Company for deposit in a segregated account or (b) to solicit indications of interest in which event (i) we will subsequently contact any customer indicating interest to confirm the interest and give an order form or to receive authorization to execute the order form on the customer's behalf, (ii) we will mail acknowledgments of receipt of orders to each customer confirming interest on the business day following such confirmation, (iii) we will debit accounts of such customers on the fifth business day (the "debit date") following receipt of the confirmation referred to in (i) and (iv) we will forward completed order forms together with such funds to the Company on or before twelve noon on the next business day following the debit date for deposit in a segregated account. We and each selected dealer acknowledge that if the procedure in (b) is adopted, our customers' funds are not required to be in their accounts until the debit date. We and each selected dealer agree that no method of payment, other than as set forth in this paragraph, will be employed for shares of Shares sold pursuant to this Agreement.

     Unless earlier terminated by us, this Agreement shall terminate upon the closing date of this offering. We may terminate this Agreement or any provisions hereof at any time by written or telegraphic notice to you. Of course, our obligations hereunder are subject to the successful completion of the offering.

     You agree that at any time or times prior to the termination of this Agreement you will, upon our request, report to us the number of shares of Shares sold on behalf of the Company by you under this Agreement.

     We shall have full authority to take such actions as we may deem advisable in respect of all matters pertaining to the offering. We shall be under no liability to you except for the lack of good faith and for obligations expressly assumed by us in this Agreement.

     Upon application to us, we will inform you as to the states in which we believe the Shares has been qualified for sale under, or are exempt from the requirements of, the respective blue sky laws of such states, but we assume no responsibility or obligation as to your rights to sell Shares in any state.

[SELECTED DEALER]
[      ][ ], 1996
Page 4



     Additional copies of the Prospectus and any supplements thereto will be supplied in reasonable quantities upon request.

     Any notice from us to you shall be deemed to have been duly given if mailed, telephoned, or telegraphed to you at the address to which this Agreement is mailed.

     This Agreement shall be construed in accordance with the laws of the State of Illinois.

[SELECTED DEALER]
[      ][ ], 1996
Page 5



     Please confirm your agreement hereto by signing and returning the confirmation accompanying this letter at once to us at EVEREN Securities, Inc., 77 West Wacker Drive, Chicago, Illinois 60601-1994. The enclosed duplicate copy will evidence the agreement between us.

                                    Sincerely,

                                    EVEREN SECURITIES, INC.



                                    By:___________________

[SELECTED DEALER]
[      ][ ], 1996
Page 6



CONFIRMATION:

     We hereby confirm our agreement to participate in the solicitation of offers to purchase Shares upon the terms and conditions set forth herein and certify that we are a member in good standing of the National Association of Securities Dealers, Inc.



[SELECTED DEALER]



By:______________________

Date:  [    ]  [  ], 1996